EXHIBIT 1
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               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 14, 2003

                                OAK HILL SECURITIES FUND, L.P.


                                By:     Oak Hill Securities GenPar, L.P.
                                        its general partner


                                By:     Oak Hill Securities MGP, Inc.
                                        its general partner


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President


                                OAK HILL SECURITIES GENPAR, L.P.


                                By:     Oak Hill Securities MGP, Inc.
                                        its general partner


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President

                                OAK HILL SECURITIES MGP, INC.


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President


                                OAK HILL SECURITIES FUND II, L.P.


                                By:     Oak Hill Securities GenPar II, L.P.
                                        its general partner


                                By:     Oak Hill Securities MGP II, Inc.
                                        its general partner


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President


                                OAK HILL SECURITIES GENPAR II, L.P.


                                By:     Oak Hill Securities MGP II, Inc.
                                        its general partner


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President


                                OAK HILL SECURITIES MGP II, INC.


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President


                                OAK HILL ASSET MANAGEMENT, INC.


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President

                                OAK HILL ADVISORS, L.P.


                                By:     Oak Hill Advisors MGP, Inc.
                                        its general partner


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President


                                OAK HILL ADVISORS MGP, INC.


                                By:     /s/ Glenn R. August
                                        ---------------------------------------
                                        Name:   Glenn R. August
                                        Title:  President


                                GLENN R. AUGUST


                                /s/ Glenn R. August
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